Nicholas-Applegate
International All-Cap
Growth Fund

CLASS I SHARES
PROSPECTUS
July 29, 2005

(As Supplemented August 8, 2005)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND

CLASS I SHARES
FOR INSTITUTIONAL INVESTORS

PROSPECTUS
July 29, 2005

(As Supplemented August 8, 2005)

This Prospectus contains important information about investment objectives, strategies, and risks of the Nicholas-Applegate International All-Cap Growth Fund (the “Fund”) that you should know before you invest in it. Please read it carefully and keep it on file for future reference. This Prospectus describes the Class I shares of the Fund. The Fund does not currently offer other classes of shares but may do so in the future.

The Fund’s investment adviser is Nicholas-Applegate Capital Management, LLC (“NACM”).

NICHOLAS-APPLEGATE INTERNATIONAL GROWTH FUND
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701
(800) 558-9105

TABLE OF CONTENTS

Investment Goal	2
Investment Strategies and Philosophy	2
Risks to Consider	2
Performance Information	3
Fees and Expenses	4
Portfolio Manager	5
Portfolio Holdings Information	5
WHO MAY WANT TO INVEST WITH THE FUND	5
Portfolio Turnover	6
Temporary Investments	6
INTERIM INVESTMENT ADVISER	6
Minimum Investments	7
HOW TO BUY SHARES	7
HOW TO SELL SHARES	10
PRICING OF FUND SHARES	13
SERVICE FEES	14
DIVIDENDS, CAPITAL GAINS AND TAXES	14
FINANCIAL HIGHLIGHTS	15
PRIVACY NOTICE	Inside Back Cover

Investment Goal
The Fund’s investment goal is long-term capital growth. The Fund’s investment goal, which is not deemed fundamental, may be changed without shareholder vote with at least 60 days’ notice.

Investment Strategies and Philosophy
The International Growth Fund invests in a diversified portfolio of equity securities of companies primarily located in developed foreign markets. Under normal market conditions, the Fund will invest a minimum of 65% of its total net assets in equity securities of companies in as few as three, but typically as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Adviser conducts individual company analysis on a group of companies that meet the Adviser’s standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A top-down analysis is conducted to identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth in strong sectors and countries.

The Fund may invest in companies in lesser-developed countries (“emerging markets”), in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked notes and similar linked securities (e.g., equity participation notes), which are debt instruments typically issued by a financial institution whose return on investment is tied to the equity markets. The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock.

Risks to Consider
All investments, including those in mutual funds, have risks, and there is the risk that you could lose money on your investment. The principal risks of investing in the Fund are summarized below:

Market Risk. Over the long-term, the return on an investment will fluctuate in response to stock market movements. In the short-term, stock prices may fluctuate widely in response to company, economic, or market news. Return on an investment can also be affected by, among other things, changes in market conditions, fluctuations in interest rates, and changes in market cycles. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. There is also the risk that a strategy, research, analysis and security selection used by the Adviser may fail to produce the intended result. The Fund’s investment approach could also fall out of favor with the investing public, which could result in lagging performance versus other types of stock funds.

Small- and Medium-Sized Companies Risk. Investments in small- and medium-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many smaller companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges.

Foreign Securities Risk. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. These risks include unfavorable changes in currency exchange rates, economic and political instability, less publicly available information, less strict auditing and financial reporting requirements, less governmental supervision and regulation of securities markets, higher transaction costs, and less liquidity. These risks are more pronounced in the securities of companies in emerging markets. These are the markets of countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Equity-Linked Notes Risk. Equity-linked notes are generally subject to the same risks as direct holdings of the securities in which they track. If such note is linked to a foreign security or index, there is the risk that fluctuation in the exchange rate will affect the Fund’s net asset value negatively. There is also the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the security or index has declined. These investments are also subject to counter-party risk, which is the risk that the company issuing the note may fail to pay the full amount at maturity or redemption.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average returns over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns - International All-Cap Growth Fund*

*The Fund’s year-to-date return as of June 30, 2005 was 0.55%. During the period shown in the bar chart, the Fund’s highest quarterly return was 22.11% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.47% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2004

	One Year	Five Years	Since Inception(1)

Return Before Taxes	17.66%	-6.45%	5.54%
Return After Taxes on Distributions (2)	17.59%	-9.02%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)	11.58%	-6.84%	3.15%
MSCI EAFE Index (4)	20.25%	-1.13%	2.63%
(1) Class I shares of the Fund commenced operations on June 30, 1999 as the Duncan-Hurst International Growth Fund. The Fund was managed by a different investment adviser until June 30, 2005; however, the Fund has been managed since its inception by the same portfolio manager that currently manages the Fund.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(3) The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because it assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.
(4) The Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is an unmanaged, broad-based market index of selected companies in 21 developed countries. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed)*	2.00%
*The redemption fee applies only to those shares that you have held for four months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Transfer Agent also charges a $15 wire redemption fee.

ANNUAL FUND OPERATING EXPENSES*
(Expenses that are deducted from Fund assets)

Management Fees	1.25%
Distribution and Service (12b-1) fees	0.00%
Other Expenses	0.82%
Total Annual Fund Operating Expenses	2.07%
Less Fee Reduction and/or Expense Reimbursement	(0.59%)
Net Annual Fund Operating Expenses	1.48%
*The Adviser has contractually agreed to reduce its fees and/or pay expenses (excluding interest, taxes and extraordinary expenses) of the Fund for at least the period shown in the Example below and for an indefinite period thereafter to ensure that Total Fund Operating Expenses will not exceed the net annual fund operating expenses amount shown. The Adviser reserves the right under certain circumstances to be reimbursed for any reduction of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. This contract may be terminated by the Board of Trustees at any time.

Example
This example is intended to help you compare the costs of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Nicholas-Applegate International All-Cap Growth Fund	$151	$468	$808	$1,768

Portfolio Manager
Vincent Willyard, CFA, Vice President of the Adviser, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Willyard has managed the international portfolios of the Fund’s previous investment adviser’s, Duncan-Hurst Capital Management, L.P., private accounts since 1998. Mr. Willyard joined the Adviser in June 2005 and has eleven years of investment experience.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. Portfolio holdings information may be provided to any person commencing the day after it is first published on the web site. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 558-9105.

WHO MAY WANT TO INVEST WITH THE FUND
The Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement.
•	Want to add an investment with growth potential to diversify their investment portfolio.
•	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

The Fund may not be appropriate for investors who:

•	Need regular income or stability of principal.
•	Are pursuing a short-term goal or investing emergency reserves.

Portfolio Turnover
While the Fund generally intends to purchase securities for long-term investment rather than short-term gains, the Fund may engage in frequent trading of securities. The portfolio managers may sell a stock when the company’s earnings are expected to grow at below-average rates or there has been a change in company fundamentals. Short-term transactions may result from liquidity needs or by reason of economic or other developments not foreseen at the time of the investment decision. The portfolio managers will make purchase and sell decisions when it is believed to be appropriate.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund’s performance. Under normal market conditions, the Fund will stay fully invested in stocks. However, under very unusual circumstances, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents such as, certificates of deposits, bankers’ acceptances, time deposits, commercial paper, U.S. Government obligations or short-term notes, in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

Temporary Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because such Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

INTERIM INVESTMENT ADVISER
On June 13, 2005 the Fund’s Board of Trustees approved an Interim Investment Advisory Agreement between the Fund and Nicholas-Applegate Capital Management, LLC (the “Interim Advisory Agreement”). Under the terms of the Interim Advisory Agreement, NACM provides advice on buying and selling securities, furnishes the Fund with office space, and provides certain administrative services and personnel needs. For its services, the Fund pays NACM a monthly management fee based upon its average daily net assets. The term of the Interim Advisory Agreement will extend only for so long as necessary to obtain the requisite vote of shareholder of the Fund to approve a new Investment Management Agreement between the Fund and NACM. NACM was founded in 1984 and is a wholly owned subsidiary of Allianz Global Investors. The firm currently manages approximately $14 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, CA 92101. Prior to June 30, 2005, advisory services were provided by Duncan-Hurst Capital Management, L.P. (“Duncan-Hurst”).

Fund Expenses
The Fund is no-load. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Tables. This contract may be terminated by the Board of Trustees at any time. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser in subsequent fiscal years. Under the expense limitation agreement, the Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders, dated September 30, 2005.

Obtaining Account Information
You can access information on the Fund twenty-four hours a day, seven days a week by calling NACM at (800) 558-9105. Shareholders may choose the automated information feature or, during regular business hours (9:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday), speak with a representative.

Minimum Investments
Class I shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations. You may open a Class I Fund account with $2,500 and add to your account at any time with $1,000 or more. The Fund may waive the minimum investment requirements from time to time.

HOW TO BUY SHARES
There are several ways to purchase shares of the Fund. If you have questions about how to invest or about how to complete the Application Form, please call an account representative at (800) 558-9105. To open an account by wire, call (800) 558-9105 for instructions. After your account is open, you may add to it at any time. The Fund reserves the right to reject any purchase order. The Fund does not issue share certificates and the Fund’s shares are not registered for sale outside of the United States. Your order will not be accepted until the completed Account Application is received by the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (800) 558-9105 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Mail
An account may be opened by sending your completed Account Application Form and check made out to “Nicholas-Applegate International All-Cap Growth Fund” for the investment amount. All purchases by check should be in U.S. dollars. Cash, money orders and cashier’s checks under $10,000 will not be accepted. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. Please send completed Account Application and check to:

For Regular Mail Delivery: Nicholas-Applegate International All-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
For Overnight Delivery: Nicholas-Applegate International All-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to the “Nicholas-Applegate International All-Cap Growth Fund” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone
After your initial purchase, you may make additional purchases by telephone. Simply call (800) 558-9105 and money can be transferred directly from your bank account (domestic financial institutions only) through the Automated Clearing House (“ACH”) to purchase Fund shares. In order to purchase Fund shares by telephone using the ACH network, an investor’s bank must first be a member of the ACH. The minimum amount you may transfer is $1,000. Shares will be purchased in your account at the daily net offering price on the day your order is received, provided that your call is placed before the close of regular trading on the purchase day.

By Wire Transfer
Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC of your intent to wire and to verify the wiring instructions to ensure proper credit when the wire is received. Please call (800) 558-9105 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, NA
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to Nicholas-Applegate International All-Cap Growth Fund
[shareholder name and account number]

Your bank may charge you a fee for sending a wire to the Fund.

By Payment In Kind
In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition must be consistent with the Fund’s objective and otherwise acceptable to the Adviser. For further information, call the Fund at (800) 558-9105. If you purchase shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.

Purchases Through Financial Service Agents
You may purchase shares of the Fund through certain Financial Service Agents, broker-dealers, banks or other intermediaries. These intermediaries may charge for their services. If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. They are also responsible for keeping you advised regarding the status of your account and ensuring that you receive copies of the Prospectus.

If you place an order for Fund shares through a Financial Service Agent, in accordance with such Financial Service Agent’s procedures and such Financial Service Agent then transmits your order to the Transfer Agent before the closing of trading on the NYSE on that day, then your purchase will be processed at the net asset value calculated at the close of trading on the NYSE on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the Financial Service Agent will be held liable for any resulting fees or losses. If purchasing through a Financial Service Agent, some share classes may not be available for investors.

HOW TO SELL SHARES
You may sell (redeem) your Fund shares on any day the NYSE and the Fund is open for business either directly to the Fund or through your investment representative. The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment programs and create additional transactions costs that are borne by all shareholders of that Fund. For this reason, the Fund will assess a 2.00% fee on redemptions as well as exchanges of Fund shares purchased and held for less than four months. This fee is paid to the Fund to help offset transaction costs and administrative expenses.

By Mail
You may redeem your shares by simply sending a written request to the Fund. You should state the name of the Fund, share class, account name and number, amount of redemption and where to send the proceeds. The letter should be signed by all of the shareholders whose names appear on the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Send your redemption request to:

For Regular Mail Delivery: Nicholas-Applegate International All-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
For Overnight Delivery: Nicholas-Applegate International All-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Telephone
If you complete the “Redemption by Telephone” portion of the Fund’s Account Application, you may redeem shares in your account by calling the Fund at (800) 558-9105 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. The maximum amount that can be redeemed by telephone is $100,000. Redemption proceeds will normally be sent on the next business day and mailed no later than seven calendar days to the address that appears on the Transfer Agent’s records. Redemption proceeds may be sent via check to the address of record, wired to a predetermined bank account, or sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to a predetermined bank account.

If you request redemption proceeds be wired, the wire will be sent on the next business day. The minimum amount that may be wired is $1,000. A wire charge, of $15, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. You may not use the telephone redemption for retirement plan accounts.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your account. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your account. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.

These procedures may include recording the telephone call and asking the caller for a form of personal identification. In order to arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

After your account is opened, you may request telephone redemption privileges by calling (800) 558-9105 for instructions. You may have difficulties in making a telephone redemption or exchange during periods of abnormal market activity. If this occurs, you may make your redemption or exchange request in writing.

Automatic Withdrawal Plan
You may also make regular withdrawals on an automatic basis. Call (800) 558-9105 for instructions.

Class I shareholders who elect to use this service must maintain a minimum balance of $1 million in order to participate in the Automatic Withdrawal Plan.

Redemptions In Kind
The Fund generally will pay sale proceeds in cash. However, in certain situations that make the payment of cash imprudent (to protect the Fund’s remaining shareholders) the Fund has the right to pay all or a portion of your redemption proceeds in securities with a market value equal to the redemption price. In the unlikely circumstance your shares were redeemed in kind, you would be responsible to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption, and you would bear any market risks associated with such securities until they are converted into cash.

Short-Term Trading
The Fund is intended for long-term investors and do not accommodate frequent transactions. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. In addition to the Fund’s redemption fees, these steps may include, among other things, monitoring trading activity or using fair value pricing, as determined by the Fund’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than four months. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than four months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.

General Information
The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 30 days; and
•	For all redemptions greater than $100,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 12 days from purchase. Additionally, you may not redeem shares by telephone until 12 calendar days after the purchase date of the shares. If you purchased your shares through the ACH, the Fund may delay payment of your redemption proceeds for up to 12 days from purchase.

PRICING OF FUND SHARES
Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

SERVICE FEES
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS, CAPITAL GAINS AND TAXES
The Fund will make annual distributions of dividends and capital gains, if any, usually at the end of the calendar year. Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gain distributions in additional Fund shares; or (3) receive all distributions in cash or by ACH. If you wish to change your distribution option, write to U.S. Bancorp Fund Services, LLC before payment of the distribution. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS
The following table shows the Fund’s financial performance for the periods shown for its Class I shares. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during the period shown, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, the Fund’s independent registered public accounting firm. Their report and the Fund’s financial statements are included in the Annual Report, which is available upon request.

For a Capital Share Outstanding Throughout each Year

Nicholas-Applegate International All-Cap Growth Fund
	Year-ended 3/31/05	Year-ended 3/31/04	Year-ended 3/31/03	Year-ended 3/31/02	Year-ended 3/31/01
Net asset value, beginning of year	$8.19	$4.84	$6.74	$7.40	$21.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	0.01	(0.01)	(0.03)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	0.92	3.36	(1.88)	(0.58)	(9.42)
Total from investment operations	0.93	3.35	(1.91)	(0.66)	(9.49)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	—	—	—	—
From net realized gains	—	—	—	—	(4.49)
Total Distributions	(0.04)	—	—	—	(4.49)
Paid in capital from redemption fees	0.00 ^	0.00^	0.01	—	—
Net asset value, end of year	$9.08	$8.19	$4.84	$6.74	$7.40

Total return	11.34%	69.21%	(28.19)%	(8.92)%	(48.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$33.9	$28.7	$19.7	$33.0	$27.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.07%	2.25%	2.47%	2.39%	2.47%
After fees waived and expenses absorbed*	1.48%	1.48%	1.49%	1.48%	1.48%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.42)%	(0.87)%	(1.37)%	(1.47)%	(1.69)%
After fees waived and expenses absorbed*	0.17%	(0.10)%	(0.39)%	(0.60)%	(0.70)%

Portfolio turnover rate	165.65%	153.15%	190.31%	259.28%	324.24%

* For the year ended March 31, 2003, ratio includes 12b-1 fees from Class R shares which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been 1.48% and (1.38%), respectively.

^ Amount is less than $0.01.

INVESTMENT ADVISER

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC
600 West Broadway, Suite 2900
San Diego, CA 92101

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.
928 Grand Boulevard
Kansas City, MO 64106

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

GENERAL INFORMATION
For more detail on the Fund, you may request the Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus. You can also find more information about the Fund’s investments in its annual and semi-annual reports to shareholders. These documents discuss market conditions and investment strategies that significantly affected the performance of the Fund during its most recent fiscal year.

The Fund does not currently make available such shareholder reports or its SAI on its website because the Fund is in a transition period; NACM is an interim investment adviser under the terms of the Interim Advisory Agreement until a new investment advisory agreement is approved by the requisite vote of shareholders.

For a free copy of the reports and the SAI, to request other information and to discuss your questions about the Fund, contact the Fund at:

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (800) 558-9105

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-05037)